UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2012

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 29, 2012 Semiannual Report to Shareholders

DWS California Tax-Free Income Fund

Contents
4 Performance Summary
7 Portfolio Summary
8 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Cash Flows
23 Statement of Changes in Net Assets
24 Financial Highlights
28 Notes to Financial Statements
38 Information About Your Fund's Expenses
40 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2012 (Unaudited)
Average Annual Total Returns as of 2/29/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.16%	15.63%	8.48%	5.25%	4.85%
Class B	7.71%	14.71%	7.65%	4.42%	4.05%
Class C	7.63%	14.64%	7.65%	4.43%	4.03%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	5.18%	12.45%	7.47%	4.66%	4.55%
Class B (max 4.00% CDSC)	3.71%	11.71%	7.08%	4.25%	4.05%
Class C (max 1.00% CDSC)	6.63%	14.64%	7.65%	4.43%	4.03%
No Sales Charges
Class S	8.27%	15.91%	8.75%	5.46%	5.06%
Barclays Capital Municipal Bond Index+	5.67%	12.42%	7.94%	5.50%	5.32%

‡ Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 12/31/11 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	10.69%	8.77%	4.46%	4.79%
Class B	9.99%	7.89%	3.64%	3.99%
Class C	9.86%	7.89%	3.62%	3.95%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	7.65%	7.76%	3.88%	4.49%
Class B (max 4.00% CDSC)	6.99%	7.32%	3.47%	3.99%
Class C (max 1.00% CDSC)	9.86%	7.89%	3.62%	3.95%
No Sales Charges
Class S	10.95%	8.99%	4.67%	4.99%
Barclays Capital Municipal Bond Index+	10.70%	8.57%	5.22%	5.38%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 0.93%, 1.76%, 1.74% and 0.81% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 2/29/12	$7.64	$7.66	$7.59	$7.63
8/31/11	$7.22	$7.24	$7.18	$7.21
Distribution Information: Six Months as of 2/29/12: Income Dividends	$.16	$.13	$.13	$.17
February Income Dividend	$.0260	$.0212	$.0211	$.0272
SEC 30-day Yield as of 2/29/12++	2.52%	1.80%	1.81%	2.80%
Tax Equivalent Yield as of 2/29/12++	4.61%	3.29%	3.31%	5.12%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/29/12++	4.08%	3.32%	3.34%	4.28%

++ The SEC yield is net investment income per share earned over the month ended February 29, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.72% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 45.30% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.20% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — Municipal California Long Funds Category as of 2/29/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	79	of	150	52
3-Year	96	of	145	66
5-Year	14	of	134	10
10-Year	49	of	109	45
Class B 1-Year	118	of	150	78
3-Year	135	of	145	93
5-Year	77	of	134	57
10-Year	90	of	109	82
Class C 1-Year	120	of	150	80
3-Year	136	of	145	93
5-Year	73	of	134	54
10-Year	93	of	109	85
Class S 1-Year	67	of	150	44
3-Year	87	of	145	60
5-Year	7	of	134	5
10-Year	21	of	109	19

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Portfolio Summary (Unaudited)

Investment Portfolio as of February 29, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.9%
California 89.2%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017, INS: AGMC	1,455,000	1,233,316
Series C, Zero Coupon, 9/1/2018, INS: AGMC	1,000,000	801,410
Series C, 6.0%, 9/1/2014, INS: AGMC	1,000,000	1,117,550
Series C, 6.0%, 9/1/2016, INS: AGMC	1,000,000	1,134,030
Series A, 6.0%, 9/1/2024, INS: AGMC	3,500,000	4,390,995
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025, INS: AGMC	5,000,000	5,351,750
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017, INS: FGIC, NATL	1,735,000	1,511,862
Series A, Zero Coupon, 8/1/2018, INS: FGIC, NATL	1,510,000	1,248,906
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015, INS: NATL	3,400,000	3,592,066
6.0%, 4/1/2022, INS: NATL	13,500,000	15,632,865
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,239,860
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019, INS: AMBAC	4,000,000	3,024,720
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014, INS: NATL	2,240,000	2,153,133
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	11,425,800
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045, INS: AGC	5,000,000	5,034,700
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012, INS: AMBAC	4,900,000	4,877,754
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,587,720
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,766,525
Series C, 6.5%, 10/1/2033	2,000,000	2,383,320
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,946,768
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014, INS: AMBAC	1,470,000	1,399,940
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	5,200,000	5,771,740
California, Los Rios Community College District, Election of 2008, Series A, 5.0%, 8/1/2035	10,000,000	11,151,400
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	6,820,000	8,832,787
California, Marin Water District Financing Authority Revenue:
Series A, 5.0%, 7/1/2035	2,830,000	3,155,167
Series A, 5.0%, 7/1/2040	9,675,000	10,661,076
California, Napa Valley Unified School District, Election of 2006:
Series A, Zero Coupon, 8/1/2027	2,340,000	1,209,546
Series A, Zero Coupon, 8/1/2028	2,745,000	1,339,944
Series A, Zero Coupon, 8/1/2029	3,390,000	1,536,246
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series E-1, 0.1%*, 4/1/2045, LOC: Bank of Tokyo-Mitsubishi UFJ	9,700,000	9,700,000
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	10,000,000	11,293,500
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	1,000,000	1,039,380
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	20,000	20,555
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,441,700
California, State Department of Water Resources Revenue, Center Valley Project, Water Systems:
Series AJ, 5.0%, 12/1/2035	10,690,000	12,354,005
Series AH, 5.25%, 12/1/2035	1,555,000	1,816,707
California, State General Obligation:
5.25%, 9/1/2030	10,000,000	11,417,700
5.25%, 9/1/2032	4,000,000	4,532,480
5.25%, 10/1/2032	15,000,000	17,011,050
6.25%, 11/1/2034	10,000,000	12,018,400
6.5%, 4/1/2033	14,610,000	17,994,699
California, State General Obligation, Various Purposes:
6.0%, 4/1/2038	7,450,000	8,643,043
6.0%, 11/1/2039	10,000,000	11,687,100
California, State Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series B, 0.11%*, 3/1/2047, LOC: Bank of Montreal	1,225,000	1,225,000
California, State Health Facilities Financing Authority Revenue, Scripps Health, Series A, 5.0%, 11/15/2032	1,000,000	1,115,130
California, State Public Works Board, Lease Revenue, Capital Projects:
Series G-1, 5.75%, 10/1/2030	5,500,000	6,245,745
Series I-1, 6.375%, 11/1/2034	3,000,000	3,525,000
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,790,684
California, State University Revenue:
Series A, 5.0%, 11/1/2037	8,000,000	8,760,400
Series A, 5.25%, 11/1/2038	6,500,000	7,178,795
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039, GTY: American Baptist Foundation	7,000,000	7,408,450
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	1,565,000	1,592,106
California, Statewide Communities Development Authority Revenue, Cottage Health Obligation Group, 5.25%, 11/1/2030	6,000,000	6,733,920
California, Statewide Communities Development Authority Revenue, Sutter Health, Series A, 6.0%, 8/15/2042	10,340,000	11,968,550
California, Statewide Communities Development Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2041	10,000,000	10,804,800
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Crossings Madera, Series B, AMT, 0.22%*, 1/1/2038, LOC: Citibank NA	1,470,000	1,470,000
California, Western Municipal Water District Facilities Authority Revenue, Series B, 5.0%, 10/1/2039	19,155,000	21,008,055
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018, INS: FGIC, NATL	3,050,000	2,560,536
Carson, CA, Redevelopment Housing Agency, Tax Allocation, Series A, 5.25%, 10/1/2036	2,710,000	2,769,051
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,440,000	3,163,362
Contra Costa County, CA, Multi-Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 0.2%*, 12/1/2032, LOC: Citibank NA	1,775,000	1,775,000
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015, INS: NATL	9,240,000	10,151,803
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014, INS: NATL	1,055,000	1,058,038
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021, INS: AGMC	1,920,000	1,368,902
Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	949,584
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037, INS: AMBAC	10,000,000	10,937,300
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017, INS: NATL	4,000,000	3,508,040
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015, INS: NATL	3,165,000	2,947,121
Zero Coupon, 5/1/2016, INS: NATL	3,335,000	3,004,368
ETM, Zero Coupon, 11/1/2017, INS: NATL	5,500,000	5,193,045
Zero Coupon, 11/1/2018, INS: NATL	4,605,000	3,696,940
ETM, Zero Coupon, 11/1/2020, INS: NATL	7,000,000	5,900,510
Foothill, CA:
ETM, Zero Coupon, 1/1/2018, INS: AGMC, Radian	10,000,000	9,295,600
ETM, Zero Coupon, 1/1/2020, INS: AGMC, Radian	10,000,000	8,665,900
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017, INS: NATL	5,975,000	4,557,969
Zero Coupon, 1/15/2018, INS: NATL	6,250,000	4,504,875
Zero Coupon, 1/15/2025	10,000,000	4,658,600
5.8%, 1/15/2020, INS: NATL	6,500,000	6,631,040
5.875%, 1/15/2026	5,000,000	5,048,700
Foothill-De Anza Community College District, CA, Series C, 5.0%, 8/1/2040	7,555,000	8,384,086
Foothill-De Anza Community College District, CA, Capital Appreciation, Zero Coupon, 8/1/2016, INS: NATL	4,755,000	4,440,599
Fresno, CA, School District General Obligation, Unified School District, Series C, 5.9%, 2/1/2017, INS: NATL	1,760,000	2,066,662
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014, INS: FGIC, NATL	400,000	385,400
Kern, CA, Water Bank Authority Revenue, Series A, 0.1%*, 7/1/2028, LOC: Wells Fargo Bank NA	1,400,000	1,400,000
Las Virgenes, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 11/1/2013, INS: NATL	2,150,000	2,131,811
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,551,450
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	15,000,000	16,542,300
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Series A-3, 0.1%*, 7/1/2035, SPA: Scotiabank	1,000,000	1,000,000
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A, 5.0%, 7/1/2041	2,500,000	2,785,875
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021, INS: FGIC, NATL	2,000,000	2,757,920
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	8,345,800
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016, INS: FGIC, NATL	1,000,000	904,050
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014, INS: FGIC, NATL	2,045,000	1,982,996
Series A, Zero Coupon, 8/1/2015, INS: FGIC, NATL	2,090,000	1,958,832
Series A, Zero Coupon, 8/1/2016, INS: FGIC, NATL	2,140,000	1,943,141
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014, INS: AMBAC	1,055,000	1,127,405
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016, INS: FGIC, NATL	2,500,000	2,241,025
5.0%, 9/1/2026, INS: AGMC	3,155,000	3,535,588
Napa, CA, Sanitation District, Certificates of Participation, Series A, 0.12%*, 8/1/2028, LOC: Wells Fargo Bank NA	500,000	500,000
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	249,644
Northern California, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2031	1,100,000	1,241,548
Otay, CA, Water District Corp., Capital Projects, Certificates of Participation, 0.11%*, 9/1/2026, LOC: Union Bank NA	690,000	690,000
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019, INS: AGMC	1,420,000	1,121,587
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	10,374,800
Port of Oakland, CA, Series 0, AMT, 5.125%, 5/1/2030	1,500,000	1,591,140
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027, INS: FGIC	8,100,000	8,872,254
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017, INS: FGIC, NATL	1,635,000	1,424,723
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015, INS: NATL	1,750,000	1,616,265
Zero Coupon, 6/1/2016, INS: NATL	2,395,000	2,139,022
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,752,225
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41, Series B, 0.923%**, 6/1/2039, INS: FGIC, NATL	10,000,000	6,050,300
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026, INS: AGMC	2,615,000	2,970,875
Series G, 6.5%, 9/1/2013, INS: NATL	675,000	703,931
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2028, INS: AGMC	2,045,000	2,299,562
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020, INS: AMBAC	5,000,000	5,806,500
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016, INS: NATL	2,685,000	2,299,273
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013, INS: AGMC	1,000,000	1,071,530
Series A, 6.0%, 9/1/2014, INS: AGMC	2,195,000	2,445,515
Series A, 6.0%, 9/1/2015, INS: AGMC	1,000,000	1,153,930
San Bernardino, CA, Community College District, Election of 2002, Series D, Zero Coupon, 8/1/2033	11,945,000	4,006,472
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017, INS: NATL	3,130,000	3,301,305
San Bernardino, CA, Other Revenue Lease, Series A, 5.25%, 11/1/2014, INS: NATL	2,230,000	2,284,680
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017, INS: AGMC	1,000,000	887,420
Zero Coupon, 8/1/2019, INS: AGMC	1,100,000	890,241
San Diego County, CA, Certificates of Participation, County Administration Center Waterfront Park, 5.125%, 2/1/2042	5,000,000	5,412,600
San Diego County, CA, Regional Airport Authority Revenue, Series A, 5.0%, 7/1/2040	13,250,000	14,214,997
San Diego County, CA, Water Authority, Series B, 5.0%, 5/1/2031	5,000,000	5,772,600
San Diego, CA, Community College District, Election of 2002, 5.25%, 8/1/2033 (a)	10,000,000	11,569,800
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	5,000,000	5,629,500
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	11,238,400
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,849,886
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	17,354,400
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	13,880,250
Series A, 5.125%, 11/1/2039	10,400,000	11,638,640
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment, Series C, 6.75%, 8/1/2041	1,000,000	1,128,440
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015, INS: NATL	12,065,000	10,188,892
Series A, Zero Coupon, 1/15/2016, INS: NATL	3,485,000	2,749,247
Series A, Zero Coupon, 1/15/2017, INS: NATL	3,965,000	2,907,772
Series A, Zero Coupon, 1/15/2018, INS: NATL	2,640,000	1,801,351
Series A, Zero Coupon, 1/15/2019, INS: NATL	3,185,000	2,036,393
San Jose, CA, Evergreen Community College District, Election of 2010:
Series A, 5.0%, 8/1/2035	2,100,000	2,381,883
Series A, 5.0%, 8/1/2037	3,760,000	4,250,642
Series A, 5.0%, 8/1/2041	6,500,000	7,311,915
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020, INS: NATL	1,310,000	1,634,880
San Leandro, CA, Unified School District, Election of 2006, Convertible Capital Appreciation, Series C, Step-up Coupon, 0% to 8/1/2026, 7.0% to 8/1/2039, INS: AGC	30,000,000	14,657,700
San Marcos, CA, Unified School District, Election of 2010, Series A, 5.0%, 8/1/2038	12,500,000	13,673,125
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,736,775
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021, INS: AMBAC	1,400,000	1,466,346
Santa Ana, CA, Other General Obligation, Police Administration & Holding Facility, Series A, 6.25%, 7/1/2024, INS: NATL	2,000,000	2,311,620
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017, INS: NATL	1,005,000	1,116,012
5.5%, 9/1/2018, INS: NATL	1,060,000	1,178,476
5.6%, 9/1/2019, INS: NATL	1,115,000	1,243,448
5.6%, 9/1/2020, INS: NATL	1,180,000	1,311,393
5.65%, 9/1/2024, INS: NATL	1,445,000	1,576,553
5.65%, 9/1/2025, INS: NATL	1,520,000	1,653,638
5.65%, 9/1/2026, INS: NATL	1,605,000	1,732,405
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012, INS: NATL	3,675,000	3,761,105
Series B, 7.25%, 8/1/2013, INS: NATL	3,400,000	3,643,644
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,455,246
Santaluz, CA, Special Tax Bonds, Santaluz Community Facilities District No. 2, Improvement Area No. 1, Prerefunded:
6.25%, 9/1/2021	1,985,000	1,985,655
6.375%, 9/1/2030	4,770,000	4,771,622
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,887,020
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	5,987,341
Series C, 5.0%, 7/1/2035	3,000,000	3,380,910
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,406,474
Series A, ETM, 5.75%, 7/1/2021	880,000	1,060,189
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: FGIC, NATL	3,600,000	2,395,476
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015, INS: FGIC, NATL	1,250,000	1,171,550
Torrance, CA, Torrance Memorial Medical Center, Series A, 5.0%, 9/1/2040	2,000,000	2,050,820
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016, INS: FGIC, NATL	2,000,000	1,796,920
West Basin, CA, Municipal Water District Revenue, Series B, 5.0%, 8/1/2036	7,000,000	7,750,470
		809,000,237
Puerto Rico 3.6%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,629,680
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 6.5%, 8/1/2044	10,000,000	11,777,600
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	9,790,800
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	3,600,000	2,845,080
		33,043,160
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	892,955
Total Municipal Bonds and Notes (Cost $765,011,215)		842,936,352

Municipal Inverse Floating Rate Notes (b) 16.4%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	11,475,000	13,101,371
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.643%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	13,870,000	15,965,915
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.978%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (c)	17,205,000	19,802,243
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.995%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026, INS: AGMC (c)	10,630,000	11,860,423
Trust: California, State Community Center, Series 2008-1154, 144A, 9.2%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (c)	3,158,944	3,751,427
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (c)	2,257,732	2,681,186
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (c)	1,881,443	2,234,322
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.537%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (c)	10,420,000	11,674,881
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.93%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (c)	5,000,000	5,855,350
Trust: California, University of California Revenues, Series 3368, 144A, 20.93%, 5/15/2034, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (c)	10,000,000	11,956,900
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.4%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (c)	10,000,000	10,933,500
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 17.9%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (c)	10,000,000	11,821,400
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 20.93%, 6/1/2034, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (c)	2,137,063	2,395,894
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (c)	1,944,611	2,180,133
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.203%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (c)	10,002,999	11,358,276
Trust: San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series 3161, 144A, 13.597%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (c)	10,000,000	10,937,000
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.2%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $130,147,366)		148,510,221

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $895,158,581)+	109.3	991,446,573
Other Assets and Liabilities, Net	(9.3)	(84,352,926)
Net Assets	100.0	907,093,647

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of February 29, 2012.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of February 29, 2012.

+ The cost for federal income tax purposes was $894,285,781. At February 29, 2012, net unrealized appreciation for all securities based on tax cost was $97,160,792. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,906,357 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,745,565.

(a) At February 29, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

At February 29, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
4/30/2012 4/28/2031	8,700,000	1	Fixed — 4.31%	Floating — LIBOR	(2,213,342)	—	(2,213,342)
4/30/2012 4/29/2032	10,900,000	1	Fixed — 4.336%	Floating — LIBOR	(2,885,396)	—	(2,885,396)
10/25/2012 10/25/2033	11,700,000	1	Fixed — 3.04%	Floating — LIBOR	(509,634)	—	(509,634)
Total unrealized depreciation							(5,608,372)

Counterparty:

1 JPMorgan Chase Securities, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$991,446,573	$—	$991,446,573
Total	$—	$991,446,573	$—	$991,446,573
Liabilities
Derivatives (e)	$—	$(5,608,372)	$—	$(5,608,372)
Total	$—	$(5,608,372)	$—	$(5,608,372)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended February 29, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 29, 2012 (Unaudited)
Assets
Investments in securities, at value (cost $895,158,581)	$991,446,573
Cash	29,860
Receivable for investments sold	300,000
Receivable for Fund shares sold	1,661,073
Interest receivable	10,321,399
Due from Advisor	20,041
Other assets	45,071
Total assets	1,003,824,017
Liabilities
Payable for Fund shares redeemed	374,533
Payable for floating rate notes issued	89,282,792
Unrealized depreciation on interest rate swap contracts	5,608,372
Distributions payable	655,984
Accrued management fee	305,202
Other accrued expenses and payables	503,487
Total liabilities	96,730,370
Net assets, at value	$907,093,647
Net Assets Consist of
Undistributed net investment income	1,189,223
Net unrealized appreciation (depreciation) on: Investments	96,287,992
Interest rate swap contracts	(5,608,372)
Accumulated net realized gain (loss)	(13,262,384)
Paid-in capital	828,487,188
Net assets, at value	$907,093,647

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2012 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($476,872,105 ÷ 62,386,994 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.64
Maximum offering price per share (100 ÷ 97.25 of $7.64)	$7.86
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($851,884 ÷ 111,239 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.66
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($34,020,430 ÷ 4,479,964 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.59
Class S Net Asset Value, offering and redemption price per share ($395,349,228 ÷ 51,824,636 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 29, 2012 (Unaudited)
Investment Income
Income: Interest	$21,957,841
Expenses: Management fee	1,767,159
Administration fee	411,872
Services to shareholders	333,794
Distribution and service fees	647,428
Custodian fee	6,341
Professional fees	50,158
Reports to shareholders	23,660
Registration fees	23,649
Trustees' fees and expenses	11,835
Interest expense and fees on floating rate notes issued	282,767
Other	27,765
Total expenses before expense reductions	3,586,428
Expense reductions	(146,836)
Total expenses after expense reductions	3,439,592
Net investment income	18,518,249
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,506,941
Interest rate swap contracts	(8,036,500)
(6,529,559)
Change in net unrealized appreciation (depreciation) on: Investments	50,783,261
Interest rate swap contracts	3,147,661
53,930,922
Net gain (loss)	47,401,363
Net increase (decrease) in net assets resulting from operations	$65,919,612

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended February 29, 2012 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$65,919,612
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(277,456,264)
Net amortization of premium/(accretion of discount)	(3,210,362)
Proceeds from sales and maturities of long-term investments	214,339,036
(Increase) decrease in interest receivable	(562,983)
(Increase) decrease in other assets	(23,922)
(Increase) decrease in receivable for investments sold	2,836,398
Increase (decrease) in other accrued expenses and payables	(39,803)
Change in unrealized (appreciation) depreciation on investments	(50,783,261)
Change in unrealized (appreciation) depreciation on swaps	(3,147,661)
Net realized (gain) loss from investments	(1,506,941)
Cash provided (used) by operating activities	(53,636,151)
Cash Flows from Financing Activities
Proceeds from shares sold	112,779,425
Cost of shares redeemed	(52,825,238)
Distributions paid (net of reinvestment of distributions)	(6,495,656)
Cash provided (used) for financing activities	53,458,531
Increase (decrease) in cash	(177,620)
Cash at beginning of period	207,480
Cash at end of period	$29,860
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$11,879,846
Interest expense and fees on floating rate notes issued	$(282,767)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2012 (Unaudited)	Year Ended August 31, 2011
Operations: Net investment income (loss)	$18,518,249	$38,204,366
Net realized gain (loss)	(6,529,559)	(8,074,208)
Change in net unrealized appreciation (depreciation)	53,930,922	(27,246,591)
Net increase (decrease) in net assets resulting from operations	65,919,612	2,883,567
Distributions to shareholders from: Net investment income: Class A	(9,877,269)	(19,983,283)
Class B	(15,139)	(35,580)
Class C	(551,934)	(1,020,425)
Class S	(7,992,155)	(15,709,667)
Total distributions	(18,436,497)	(36,748,955)
Fund share transactions: Proceeds from shares sold	113,264,379	170,948,641
Reinvestment of distributions	11,879,846	23,571,802
Payments for shares redeemed	(52,591,194)	(255,403,999)
Net increase (decrease) in net assets from Fund share transactions	72,553,031	(60,883,556)
Increase (decrease) in net assets	120,036,146	(94,748,944)
Net assets at beginning of period	787,057,501	881,806,445
Net assets at end of period (including undistributed net investment income of $1,189,223 and $1,107,471, respectively)	$907,093,647	$787,057,501

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended August 31,
Class A	Six Months Ended 2/29/12 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.22		$7.47	$7.10	$7.24	$7.35		$7.53
Income (loss) from investment operations: Net investment incomea	.16		.34	.34	.33	.31		.31
Net realized and unrealized gain (loss)	.42		(.27)	.36	(.06)	(.09)		(.18)
Total from investment operations	.58		.07	.70	.27	.22		.13
Less distributions from: Net investment income	(.16)		(.32)	(.33)	(.32)	(.31)		(.31)
Net realized gains	—		—	—	(.09)	(.02)		(.00	)***
Total distributions	(.16)		(.32)	(.33)	(.41)	(.33)		(.31)
Net asset value, end of period	$7.64		$7.22	$7.47	$7.10	$7.24		$7.35
Total Return (%)b	8.16	**	1.14	10.12	4.19	3.09	c	1.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	477		431	482	448	498		612
Ratio of expenses before expense reductions (including interest expense) (%)d	.90	*	.93	.91	1.00	1.35		1.31
Ratio of expenses after expense reductions (including interest expense) (%)d	.90	*	.93	.91	1.00	1.34		1.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83	*	.84	.82	.82	.85		.83
Ratio of net investment income (%)	4.44	*	4.72	4.63	4.77	4.29		4.14
Portfolio turnover rate (%)	23	**	27	32	77	56		37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended August 31,
Class B	Six Months Ended 2/29/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.24		$7.48	$7.12	$7.25	$7.37	$7.54
Income (loss) from investment operations: Net investment incomea	.13		.28	.28	.27	.26	.26
Net realized and unrealized gain (loss)	.42		(.25)	.35	(.05)	(.10)	(.18)
Total from investment operations	.55		.03	.63	.22	.16	.08
Less distributions from: Net investment income	(.13)		(.27)	(.27)	(.26)	(.26)	(.25)
Net realized gains	—		—	—	(.09)	(.02)	(.00	)***
Total distributions	(.13)		(.27)	(.27)	(.35)	(.28)	(.25)
Net asset value, end of period	$7.66		$7.24	$7.48	$7.12	$7.25	$7.37
Total Return (%)b,c	7.71	**	.51	9.05	3.52	2.14	1.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	1	1	3	5
Ratio of expenses before expense reductions (including interest expense) (%)d	1.73	*	1.76	1.76	1.85	2.15	2.11
Ratio of expenses after expense reductions (including interest expense) (%)d	1.68	*	1.72	1.74	1.80	2.12	2.04
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	*	1.63	1.65	1.62	1.63	1.57
Ratio of net investment income (%)	3.65	*	3.93	3.80	3.97	3.51	3.40
Portfolio turnover rate (%)	23	**	27	32	77	56	37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended August 31,
Class C	Six Months Ended 2/29/12 (Unaudited)		2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.18		$7.42	$7.06		$7.19		$7.31		$7.48
Income (loss) from investment operations: Net investment incomea	.13		.28	.28		.27		.26		.26
Net realized and unrealized gain (loss)	.41		(.26)	.35		(.05)		(.11)		(.18)
Total from investment operations	.54		.02	.63		.22		.15		.08
Less distributions from: Net investment income	(.13)		(.26)	(.27)		(.26)		(.25)		(.25)
Net realized gains	—		—	—		(.09)		(.02)		(.00	)***
Total distributions	(.13)		(.26)	(.27)		(.35)		(.27)		(.25)
Net asset value, end of period	$7.59		$7.18	$7.42		$7.06		$7.19		$7.31
Total Return (%)b	7.63	c**	.47	9.15	c	3.53	c	2.15	c	1.05	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34		28	27		15		11		9
Ratio of expenses before expense reductions (including interest expense) (%)d	1.69	*	1.74	1.72		1.82		2.13		2.09
Ratio of expenses after expense reductions (including interest expense) (%)d	1.68	*	1.74	1.72		1.80		2.12		2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	*	1.65	1.63		1.62		1.63		1.61
Ratio of net investment income (%)	3.65	*	3.91	3.83		3.97		3.51		3.35
Portfolio turnover rate (%)	23	**	27	32		77		56		37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended August 31,
Class S	Six Months Ended 2/29/12 (Unaudited)		2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.21		$7.46		$7.09		$7.22		$7.34		$7.52
Income (loss) from investment operations: Net investment incomea	.17		.35		.35		.34		.33		.33
Net realized and unrealized gain (loss)	.42		(.26)		.36		(.05)		(.10)		(.19)
Total from investment operations	.59		.09		.71		.29		.23		.14
Less distributions from: Net investment income	(.17)		(.34)		(.34)		(.33)		(.33)		(.32)
Net realized gains	—		—		—		(.09)		(.02)		(.00	)***
Total distributions	(.17)		(.34)		(.34)		(.42)		(.35)		(.32)
Net asset value, end of period	$7.63		$7.21		$7.46		$7.09		$7.22		$7.34
Total Return (%)	8.27	b**	1.37	b	10.32	b	4.55	b	3.17	b	1.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	395		327		371		279		244		233
Ratio of expenses before expense reductions (including interest expense) (%)c	.77	*	.81		.80		.88		1.15		1.10
Ratio of expenses after expense reductions (including interest expense) (%)c	.68	*	.72		.75		.80		1.12		1.10
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	*	.63		.66		.62		.63		.62
Ratio of net investment income (loss) (%)	4.65	*	4.93		4.80		4.97		4.51		4.35
Portfolio turnover rate (%)	23	**	27		32		77		56		37
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 29, 2012, was approximately $89,283,000, with a weighted average interest rate of 0.63%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $1,359,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019 (the expiration date), whichever occurs first.

In addition, from November 1, 2010 to August 31, 2011, the Fund elects to defer qualified late year losses of approximately $5,507,000 of net realized long-term capital losses and treat them as arising in the fiscal year ending August 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at February 29, 2012.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. For the six months ended February 29, 2012, to help mitigate this interest rate risk, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swaps as of February 29, 2012, is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $31,300,000 to $55,000,000.

The following table summarizes the value of the Fund's derivative instruments held as of February 29, 2012, and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(5,608,372)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 29, 2012, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(8,036,500)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$3,147,661

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the six months ended February 29, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $277,456,264 and $214,339,036, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the six months ended February 29, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2011 through September 30, 2011 for Class B shares (November 30, 2011 for Class S shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class B	1.63%
Class S	.63%

Effective October 1, 2011 through November 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.86%
Class B	1.61%
Class C	1.61%

Effective December 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.71%.

In addition, effective October 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.61%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2012, the Administration Fee was $411,872, of which $71,252 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2012
Class A	$32,897	$—	$12,999
Class B	296	196	78
Class C	1,274	1,274	—
Class S	40,587	40,587	—
	$75,054	$42,057	$13,077

For the six months ended February 29, 2012, the Advisor agreed to reimburse the Fund $104,345 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 29, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 29, 2012
Class B	$3,133	$670
Class C	114,062	19,603
	$117,195	$20,273

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at February 29, 2012	Annualized Effective Rate
Class A	$491,328	$—	$181,163	.22%
Class B	988	—	325	.24%
Class C	37,917	434	12,524	.25%
	$530,233	$434	$194,012

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2012, aggregated $13,984.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2012, the CDSC for Class B and Class C shares aggregated $4,847 and $929, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the six months ended February 29, 2012, DIDI received $3,136 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,362, of which $5,203 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million ($450 million prior to March 29, 2012) revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 29, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,244,854	$31,351,981	5,315,916	$38,207,776
Class B	17	129	151	1,072
Class C	819,679	6,029,646	1,109,601	7,924,667
Class S	10,215,132	75,882,623	17,761,128	124,815,126
		$113,264,379		$170,948,641
Shares issued to shareholders in reinvestment of distributions
Class A	1,054,825	$7,797,458	2,165,013	$15,350,268
Class B	1,528	11,312	3,833	27,215
Class C	51,112	375,436	97,765	688,615
Class S	500,625	3,695,640	1,060,099	7,505,704
		$11,879,846		$23,571,802
Shares redeemed
Class A	(2,546,352)	$(18,823,818)	(12,394,565)	$(86,977,974)
Class B	(9,317)	(68,751)	(32,484)	(232,288)
Class C	(314,949)	(2,307,404)	(986,069)	(6,891,437)
Class S	(4,272,705)	(31,391,221)	(23,207,760)	(161,302,300)
		$(52,591,194)		$(255,403,999)
Net increase (decrease)
Class A	2,753,327	$20,325,621	(4,913,636)	$(33,419,930)
Class B	(7,772)	(57,310)	(28,500)	(204,001)
Class C	555,842	4,097,678	221,297	1,721,845
Class S	6,443,052	48,187,042	(4,386,533)	(28,981,470)
		$72,553,031		$(60,883,556)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2011 to February 29, 2012).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended February 29, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,081.60	$1,077.10	$1,076.30	$1,082.70
Expenses Paid per $1,000**	$4.66	$8.68	$8.67	$3.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,020.39	$1,016.51	$1,016.51	$1,021.48
Expenses Paid per $1,000**	$4.52	$8.42	$8.42	$3.42

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.90%	1.68%	1.68%	.68%

Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended February 29, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,081.60	$1,077.10	$1,076.30	$1,082.70
Expenses Paid per $1,000**	$4.30	$8.31	$8.31	$3.16
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,020.74	$1,016.86	$1,016.86	$1,021.83
Expenses Paid per $1,000**	$4.17	$8.07	$8.07	$3.07

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.83%	1.61%	1.61%	.61%

* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS California Tax-Free Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
· Social Security number
· Account balances
· Purchase and transaction history
· Bank account information
· Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
· open an account
· give us your contact information
· provide bank account information for ACH or wire transactions
· tell us where to send money
· seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
· sharing for affiliates' everyday business purposes — information about your creditworthiness
· affiliates from using your information to market to you
· sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCATF-3
(R-026685-1 4/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 26, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 26, 2012